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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        February 1, 2000
                                                --------------------------------



                         Susquehanna Bancshares, Inc.

       Pennsylvania                 0-10674                 23-2201716
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(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)          Identification No.)

26 North Cedar Street, Lititz, Pennsylvania         17543
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code  (717) 626-4721
                                                    ----------------------------


                                Not  Applicable
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            (Former Name or Address, if Changed Since Last Report)
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ITEM 5.    OTHER EVENTS

On February 1, 2000, Susquehanna Bancshares, Inc. ("Susquehanna") acquired 100% of the outstanding stock of Boston Service Company, Inc. (t/a Hann Financial Service Corporation) ("Hann"), a closely- held consumer automobile financing company headquartered in Jamesburg, New Jersey, for 2,360,000 shares of Susquehanna common stock

A copy of Susquehanna's Press Release regarding the acquisition is attached hereto as Exhibit 99 and is hereby incorporated by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.

           Reference is made to the Exhibit Index annexed hereto and made a part hereof.


SIGNATUIRES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SUSQUEHANNA BANCSHARES, INC.



Date:  February 8, 2000             By: /s/ Robert S. Bolinger
                                        ----------------------
                                        Robert S. Bolinger
                                        Chairman of the Board and Chief
                                               Executive Officer

EXHIBIT INDEX


Exhibit


99 Press Release - Press Release of Susquehanna, dated February 8, 2000, regarding the acquisition of Hann

                                       2